Exhibit 10(bm)


                              DMC HealthMedia Inc.
                                20 Ketchum Street
                           Westport, Connecticut 06880

                                December 11, 2002


Kalkines, Arky, Zall & Bernstein LLP    DMCH New York Representatives LLC
1675 Broadway, 27th Floor               c/o Kalkines, Arky, Zall & Bernstein LLP
New York, New York 10019                1675 Broadway, 27th Floor
Attn:  Steven M. Polan, Esq.            New York, New York 10019
                                        Attn:  George Kalkines, Esq.

Health Net Connections LLC
c/o Kalkines, Arky, Zall & Bernstein LLP
1675 Broadway, 27th Floor
New York, New York 10019
Attn:  George Kalkines, Esq.

Ladies and Gentlemen:

     Reference is made to the following:

     (i) The engagement letter (the "KAZB Engagement Letter"), dated as of May 1, 2000, by and between DMC HealthMedia Inc. f/k/a HealthAdNet.com, Inc. ("DMCH") and Kalkines, Arky, Zall & Bernstein LLP ("KAZB");

     (ii) The heads of agreement (the "Connections Agreement"), dated as of May 1, 2000, by and between DMCH and Distributed Media Corporation f/k/a Distributed Media.com, Inc. ("DMC"), on the one hand, and Health Net Connections LLC ("Connections"), on the other hand;

     (iii) The heads of agreement (the "NY Agreement"), dated as of May 1, 2000, by and between DMCH and DMC, on the one hand, and HNC New York Representatives LLC ("NYR"), on the other hand.

     This is to confirm that, effective as of the date hereof, subject to the approval of this agreement by the Board of Directors of NCT, all of the obligations of each of the parties under the KAZB Engagement Letter, the Connections Agreement and the NY Agreement are cancelled, each of such agreements are terminated and none of the parties to this letter agreement shall have any obligation or liability to any of the other parties hereto under any of such agreements; provided, however, that NCT Group, Inc. ("NCT"), an affiliate of DMCH and DMC, shall have those obligations set forth in this letter agreement.

     Subject to the approval of the Board of Directors of NCT (which approval NCT shall attempt to secure as soon as practicable), NCT shall within thirty days after the date hereof cause to be issued as provided in this letter agreement a warrant (the "Warrant") to purchase 1,250,000 shares of common stock of NCT, par value $.01 per share (the "Common Stock"), at an exercise price of $.063. NCT covenants to include the Common Stock underlying the Warrant within the next available registration statement filed with the SEC by NCT that pertains to Common Stock. The Warrant shall be immediately exercisable and the Common Stock issuable upon exercise of the Warrant shall, when issued upon such exercise and upon delivery be validly issued, fully paid and nonassessable.

     KAZB, Connections and NYR hereby direct that the Warrant shall be issued to the following entity on behalf of KAZB, Connections and NYR:

         KEQ Partners II
         c/o Kalkines, Arky, Zall & Bernstein LLP
         1675 Broadway, 27th Floor
         New York, New York 10019
         Attn:  Steven M. Polan, Esq.

     Please confirm your agreement to the foregoing by signing in the space provided below.

     Thank you.

                                      Very Truly Yours,

                                      DMC HealthMedia Inc.

                                      By:      \s\ Jonathan Charry
                                               ---------------------------------
                                               President & CEO


                                      Distributed Media Corporation

                                      By:      \s\ Michael Parrella
                                               ---------------------------------
                                               Chairman


                                      NCT Group, Inc.

                                      By:      \s\ Michael Parrella
                                               ---------------------------------
                                               Chairman

Agreed and Accepted:

Kalkines, Arky, Zall & Bernstein LLP

By:  \s\ Steven M. Polan
     ---------------------------------------
     Steven M. Polan, Partner


Health Net Connections LLC

By:  \s\ George Kalkine
     ---------------------------------------
     George Kalkines, Member


HNC New York Representatives LLC

By:  \s\ George Kalkines
     ---------------------------------------
     George Kalkines, Member